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                                                                    EXHIBIT 10.2


                            [INTERVISUAL LETTERHEAD]



Via:  Overnight mail and Fax: 011-852-2664-7066



                                 March 29, 2000

Zindart Limited
Flat C&D, 25/F., Block 1
Taiping Industrial Centre
57 Ting Kok Road
Tai Po, N. T.
Hong Kong
Attn: Feather S. Y. Fok

               Re:    EXTENSION NOTICE.

Dear Feather:

               Please consider this notice that as per Section 2.6 of the Loan and Security Agreement dated as of May 13, 1999, Intervisual Books, Inc. hereby extends the committed revolving line until May 13, 2001 in the amount of $2,300,000.

Sincerely,

                                            /s/ DAN REAVIS


                                            Dan Reavis
                                            Executive VP/CFO

cc:     ChinaVest
        Stephen Cooke, Paul Hastings, Janosfsky & Walker LLP